SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                   ..................................

                                FORM 8-K

                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


                             March 28, 2006
            Date of report (Date of earliest event reported)


                   ..................................


                         EXCEL TECHNOLOGY, INC.
           (Exact Name of Registrant as Specified in Charter)


       Delaware                   0-19306                 11-2780242
(State or Other Juris-       (Commission File No.)      (IRS Employer
diction of Incorporation)                             Identification No.)


                41 Research Way, East Setauket, NY 11733
      (Address of principal executive offices, including zip code)

                             (631) 784-6175
          (Registrant's telephone number, including area code)

                   ..................................


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 8.01.   Other Events.

     On March 28, 2006, Excel Technology, Inc. (the "Company") issued a press release stating that the Antitrust Division of the Department of Justice has requested additional information and documentary material in connection with its review of the proposed acquisition of the Company by Coherent, Inc. A copy of the press release issued by the Company on March 28, 2006 concerning such request is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.


       (c)  Exhibits

            99.1  Press Release of Excel Technology, Inc., issued
                  March 28, 2006.


                              Signatures:
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 28, 2006

                           EXCEL TECHNOLOGY, INC.



                           By:  /s/ Antoine Dominic
                                .........................................
                                    Antoine Dominic
                                    President and Chief Executive Officer
                                    (Principal Executive Officer)




FOR IMMEDIATE RELEASE                            EXHIBIT 99.1 TO FORM 8-K


                                         Contact: J.Donald Hill, Chairman
                                                  631-784-6175

EXCEL TECHNOLOGY, INC. TO RESPOND TO REQUEST FOR ADDITIONAL INFORMATION IN CONNECTION WITH PROPOSED ACQUISITION BY COHERENT, INC.

EAST SETAUKET, N.Y., March 28, 2006 - Excel Technology, Inc. (NASDAQ:
XLTC) announced today that the Antitrust Division of the Department of Justice (DOJ) has requested additional information and documentary material in connection with its review of the proposed acquisition of Excel Technology by Coherent, Inc. (Santa Clara, CA, Nasdaq: COHR). Excel Technology intends to promptly respond to the DOJ request.

The DOJ request extends the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

About Excel Technology

Founded in 1985, Excel Technology and its wholly owned subsidiaries manufacture and market photonics-based solutions, consisting of laser systems and electro-optical components, primarily for industrial/commercial and scientific applications.

About Coherent

Founded in 1966, Coherent is a Standard & Poor's SmallCap 600 company and a world leader in providing photonics based solutions to the commercial and scientific research markets.

Additional Information and Where to Find It

In connection with the merger, Excel Technology has filed a proxy statement and other relevant documents concerning the acquisition with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF EXCEL TECHNOLOGY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents by contacting Investor Relations, Excel Technology, 41 Research Way, E. Setauket, New York 11733 (Telephone:
631-784-6175). In addition, documents filed with the SEC by Excel Technology are available free of charge at the SEC's web site at http://www.sec.gov.

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Excel Technology in connection with the transaction, and their interests in the solicitation, are set forth in the proxy statement that was filed by Excel Technology with the SEC.





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